Exhibit 10.1

AWARD / CONTRACT			1. THIS CONTRACT IS A RATED ORDER			RATING
			UNDER DPAS (15 CFR 350)			DO-C9

2. CONTRACT (PROC. INST. IDENT.) NO. FA8650-09-C-6037			3. EFFECTIVE DATE		4. REQUISITION / PURCHASE REQUEST / PROJECT NO. See Section G

5. ISSUED BY PKHB		CODE	FA8650		6. ADMINISTERED BY (IF OTHER THAN ITEM 5)			CODE S2401A
USAF/AFMC DET 1 AF RESEARCH LABORATORY 2310 EIGHTH STREET, BUILDING 167 WRIGHT-PATTERSON AFB OH 45433-7801 RHONDA WYNN-GREEN 937.255.4427					DCMA TWIN CITIES
B.H. WHIPPLE FED BUILDING, RM 1150
1 FEDERAL DRIVE
FT. SNELLING MN 55111
DCMATWINCITIESCASD@DCMA.MIL
rhonda.wynn-green@wpafb.af.mil
SCD: C PAS: (NONE)

7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)						8. DELIVERY
COMBIMATRIX CORPORATION						☐ FOB Origin ☒ Other (see below)
6500 HARBOUR HEIGHTS PKWY STE 303
MUKILTEO WA 98275-4889						9. DISCOUNT FOR PROMPT PAYMENT
(425) 493-2308						N

						10. SUBMIT INVOICES		ITEM
						(4 COPIES UNLESS OTHERWISE SPECIFIED) TO		See Block
CAGE CODE 1LJ76			FACILITY CODE			THE ADDRESS SHOWN IN		12

11. SHIP TO / MARK FOR CODE					12. PAYMENT WILL BE MADE BY			CODE HQ0339
See Section F					DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPS
P.O. BOX 182381
COLUMBUS OH 43218-2381

EFT: T

13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION					14. ACCOUNTING AND APPROPRIATION DATA See Section G

15A. ITEM NO		15B. SUPPLIES/SERVICES			15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
See Section B

					15G. TOTAL AMOUNT OF CONTRACT			$1,475,999.00

16. Table of Contents

	SEC	DESCRIPTION	PAGE(S)		SEC	DESCRIPTION		PAGE(S)
		PART I - THE SCHEDULE		PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES		15
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2	PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	5	☒	J	LIST OF ATTACHMENTS		31
☒	D	PACKAGING AND MARKING	6	PART IV- REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	7	☐	K	REPRESENTATIONS, CERTIFICATIONS OTHER
☒	F	DELIVERIES OR PERFORMANCE	9			STATEMENTS OF OFFERORS
☒	G	CONTRACT ADMINISTRATION DATA	12	☐	L	INSTRS., CONDS., AND NOTICES TO
☒	H	SPECIAL CONTRACT REQUIREMENTS	14	☐	M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ Contractor's Negotiated Agreement

(Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:    (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☐  Award (Contractor is not required to sign this document).
Your offer on solicitation number    including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT) Scott Burell, CFO				20A. NAME OF CONTRACTING OFFICER LOUIS M. NYIKON

19B. Name of Contractor		19C. 9/10/09		20B. United States of America			20C. 9/11/09

by	/s/ SCOTT BURELL			by	/s/ LOUIS M. NYIKON
(signature of person authorized to sign)					(signature of Contracting Officer)

NSN 7540-01-152-8069 Previous Editions unusable ConWrite Version 6.11.1						STANDARD FORM 26 (Rev 4-85) Prescribed by GSA FAR (48 CFR) 53.214(a) Created 03 Sep 2009 9:06 AM

PART I- THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

			Qty	Unit Price
ITEM	SUPPLIES OR SERVICES		Purch Unit	Total Item Amount

0001			1	EST $	1,475,999.00
			Lot	EST $	1,475,999.00
	Noun:	RESEARCH AND DATA
	NSN:	N - Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	U - COST PLUS FIXED FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:

The contractor shall conduct research entitled "Use of a Semiconductor Microarray for Detecting Exposure to Environmental Hazards" in accordance with Section J, Attachment 1, Statement of Work. Deliverables shall be delivered in accordance with Section F and Section J, Exhibit A, Contract Data Requirements List (CDRLs).

000101
	Noun:	Funding Info Only
	ACRN:	AA	$1,475,999.00
	PR/MIPR:	F4FBAR9208B001		$1,475,999.00

0002			1	NSP
	Noun:	SOFTWARE	Each	NSP
	ACRN:	U
	NSN:	N - Not Applicable
	Contract type:	U - COST PLUS FIXED FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:

Deliver software (ElectraSense software update to run the DX-100 Genotyping System) prototype in accordance with the Contractor's Statement of Work, entitled "Use of a Semiconductor Microarray for Detecting Exposure to Environmental Hazards", Attachment 1, Section J. See section F for Shipment Address.

SECTION B FA8650-09-C-6037

			Qty	Unit Price
ITEM	SUPPLIES OR SERVICES		Purch Unit	Total Item Amount

0003			1	NSP
	Noun:	HARDWARE PROTOTYPE	Lot	NSP
	ACRN:	U
	NSN:	N - Not Applicable
	Contract type:	U - COST PLUS FIXED FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:

The contractor shall deliver hardware in accordance with Contractor's Statement of Work entitled, "Use of a Semiconductor Microarray for Detecting Exposure to Environmental Hazards" dated 23 June 2009. For Unique Identification Purposes ((UID), the estimated amount for this deliverable consists of a DX-100 Genotyping Cartidge System valued at $10,000.00. See Section F and Clause F007 for shipment address(es).

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

A.    AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES IN FULL TEXT

5352.232-9001 IMPLEMENTATION OF LIMITATION OF FUNDS (AFMC) (OCT 2008) (TAILORED)

(a) The sum allotted to this contract and available for payment of costs under CLINs 0001 through 0003 in accordance with the clause in Section I entitled "Limitation of Funds" is $1,475,999.00.

B.  OTHER CONTRACT CLAUSES IN FULL TEXT

B054 IMPLEMENTATION OF LIMITATION OF FUNDS (DEC 2005)

Pursuant to the clause FAR 52.232-22 in Section I, entitled, "Limitation of Funds", the total amount available for payment and allotted to this contract for CLINS CLINs 0001 through 0003 is $1,475,999.00. It is estimated that this amount is sufficient to cover performance through contract completion.

B058 CONTRACT TYPE: COST-PLUS-FIXED-FEE (DEC 2005) (TAILORED)

The estimated cost and fee for this contract are shown below. The applicable fixed fee set forth below may be increased or decreased only by negotiation and modification of the contract for added or deleted work. As determined by the contracting officer, it shall be paid as it accrues, in regular installments based upon the percentage of completion of work (or the expiration of the agreed-upon period(s) for term contracts).

Estimated Cost	$1,385,915.00
Fee	$90,084.00
Total Est. Cost and Fee	$1,475,999.00

PART I- THE SCHEDULE

SECTION C - DESCRIPTION/SPECS./WORK STATEMENT

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

C003 INCORPORATED DOCUMENTS/REQUIREMENTS (AUG 2006) (TAILORED)

(a)  The following documents are a part of this contract:

(1)   Section J, Attachment 1, Statement of Work entitled "Use of a Semiconductor Microarray for Detecting Exposure to Environmental Hazards" dated 23 June 2009.

(2)   Section J, Attachment 2, Wide Area Work Flow Guidance

(3)   Section J, Exhibit A, DD Form 1423-1, Contract Data Requirements Lists A001 through A005, dated 13 August 2009.

(4)   Section J, Exhibit Al - CDRL instructions

(b) Technical Interchange Meetings (TIM) will take place on the following date(s) and location(s): Not Applicable.

(c)  All Measurement Units in all documents presented to the Air Force shall be in Metric format (or as proposed by the contractor).

SECTION C FA8650-09-C-6037

PART I- THE SCHEDULE

SECTION D - PACKAGING AND MARKING

NO CLAUSES OR PROVISIONS IN THIS SECTION

SECTION D FA8650-09-C-6037

PART I- THE SCHEDULE

SECTION E - INSPECTION AND ACCEPTANCE

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.246-08	INSPECTION OF RESEARCH AND DEVELOPMENT — COST-REIMBURSEMENT (MAY 2001)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT (MAR 2008)

II.  NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

E006 PAYMENT REQUEST AND RECEIVING REPORT SUBMISSION INSTRUCTIONS (AUG 2006)

(a)     Pursuant to DFARS 252.232-7003, Electronic Submission of Payment Requests, use of the Wide Area Work Flow - Receipt and Acceptance (WAWF-RA) system for electronic submission of payment requests and receipt/acceptance documents is mandatory for this award. In accordance with DFARS 252.246-7000, Material Inspection and Receiving Report, use of WAWF-RA fulfills the requirements for submission of DD Form 250s.

(b)     Technical reports are not to be submitted as attachments in WAWF-RA. See F005 for delivery instructions and addresses for these reports.

(c)     A copy of the receiving report printed from WAWF-RA shall accompany each shipment which requires a DD Form 250/receiving report.

(d)     PROCESSING STATUS. Any inquiry as to the processing status of a payment request or receiving report should be made to the following office:

Wide Area Work Flow (WAWF) Acceptor

711 HPW/XPO

2610 Seventh Street

WPAFB, OH 45433-7901

711hpw.rh.wawf@wpafb.af.mil

and

AFRL/RHPB

Attn: Dr. Wanda Lyon

2729 R Street, Bldg., 837

Wright-Patterson AFB, OH 45433

937.904.9534

wanda.lyon@wpafb.af.mil.

SECTION E FA8650-09-C-6037

E007 INSPECTION AND ACCEPTANCE AUTHORITY (APR 1998)

Inspection and acceptance for all Contract and Exhibit Lines or Subline Items shall be accomplished by the Program Manager, Air Force Research Laboratory, See E006 for name and address, through 711 HPW/XPO at 711hpw.rh.wawf@wpafb.af.mil. .

PART I- THE SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

			SHIP	MARK	TRANS
ITEM	SUPPLIES SCHEDULE DATA	QTY	TO	FOR	PRI	DATE

0001		1	F4FBAR			15 Dec 2010

	Noun:	RESEARCH AND DATA
	ACRN:	9
Descriptive Data:

The scheduled delivery date for the approved final technical report is 15 Dec 2010. All data shall be delivered in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423 dated 13 Aug 2009. The technical effort must be completed no later than 15 Sep 2010. See Section F, Clause F007 and DD Form 1423-1 for mailing addresses.

0002		1	F4FBAR			15 Dec 2010

	Noun:	SOFTWARE
	ACRN:	U
Descriptive Data:

Deliver software in accordance with the Statement of Work, entitled "Use of a Semiconductor Microarray for Detecting Exposure to Environmental Hazards", Attachment 1, Section J. See Section F, Clause F007 for Shipment Address.

0003		1	F4FBAR			15 Dec 2010

	Noun:	HARDWARE PROTOTYPE
	ACRN:	U
Descriptive Data:

The scheduled delivery date for the hardware (MX 300 with DX-100 Genotyping Cartridge System) in accordance with the Statement of Work, entitled "Use of a Semiconductor Microarray for Detecting Exposure to Environmental Hazards", Attachment 1, Section J. See Section F, Clause F007 for Shipment Address.

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.242-15	STOP-WORK ORDER (AUG 1989) - ALTERNATE I (APR 1984)
52.247-34	F.O.B. DESTINATION (NOV 1991)

II.  NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

SECTION F FA8650-09-C-6037

OTHER CONTRACT CLAUSES IN FULL TEXT

F003 CONTRACT DELIVERIES (FEB 1997)

The following terms, if used within this contract in conjunction with contract delivery requirements (including data deliveries), are hereby defined as follows:

(a)     "MAC" and "MARO" mean "months after the effective date for award of the contractual action (as shown in block 3, Section A, SF 26)".

(b)     "WARO" means "weeks after the effective date for award of the contractual action".

(c)     "DARO" means "days after the effective date for award of the contractual action".

(d)     "ASREQ" means "as required". Detailed delivery requirements are then specified elsewhere in Section F.

F005 DELIVERY OF REPORTS (OCT 1998)

(a)   All data shall be delivered in accordance with the delivery schedule shown on the Contract Data Requirements List, attachments, or as incorporated by reference.

(b)   All reports and correspondence submitted under this contract shall include the contract number and project number, if applicable, and be forwarded prepaid. A copy of the letters of transmittal shall be delivered to the Procuring Contracting Officer (PCO) and Administrative Contracting Officer (ACO). The addresses are set forth on the contract award cover page. All other address(es) and code(s) for consignee(s) are as set forth in the contract or incorporated by reference.

F007 SHIPMENT ADDRESS (SEP 1997) (TAILORED)

CDRL ITEMS:

AFRL/RHPB

Attn: Dr. Wanda Lyon

2729 R Street, Bldg., 837

Wright-Patterson AFB, OH 45433

wanda.lyon@wpafb.af.mil

Air Force Research Laboratory

711 HPW/FMH

Attn: Douglas Cornelisse

2610 Seventh Street, Bldg. 441

Wright-Patterson AFB, OH 45433-7901

douglas.cornelisse@wpafb.af.mil

Det 1 AFRL/PKHB

Attn: Rhonda Wynn-Green

2310 Eighth Street, B167

Wright-Patterson AFB OH 45433-7801

rhonda.wynn-green@wpafb.af.mil

Administrative Contracting Officer (ADMIN/ACO):
Address shown in Block 6 of contract cover page.

WPAFB TD STINFO

711 HPW/OMA

2245 Monohan Way, Bldg 29

Wright-Patterson AFB, OH 45433

711hpwstinfomailbox@wpafb.af.mil

INVOICE & RECEIVING REPORTS:

711 HPW/XPO

WAWF Acceptor: 711hpw.rh.wawf@wpafb.af.mil

2610 7th Street

WPAFB, OH 45433-7901

SOFTWARE/HARDWARE PROTOTYPE:

AFRL/RHPB

Attn: Dr. Wanda Lyon

2729 R Street, Bldg., 837

Wright-Patterson AFB, OH 45433

wanda.lyon@wpafb.af.mil

PART I- THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

		Obligation
ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data	Amount

AA		$1,475,999.00
	97 90130 1833 AC947HP633570350300559ZZ63115F503000F03000
	Funding breakdown: On CLIN 000101: $1,475,999.00
	PR/MIPR: F4FBAR9208B001 $1,475,999.00
	Descriptive data:
	Dr. Wanda Lyon

	PR is complete - F4FBAR9208B001 - Basic

	Advice Number F1J5AF9194H001 - Basic

	Accounting Classification
	9790130.1833 AC9 47HP 633570 350300 559ZZ 63115F 503000 F03000

	ALD: AA FSR: 046390 PSR: 448895 DSR: 307887

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

G002 PROGRAM MANAGER (MAY 1997) (TAILORED)

Program Manager: Dr. Wanda J. Lyon, AFRL/RHPB, 2729 R Street, Bldg., 837, Wright-Patterson AFB, OH 45433, 937.904.9534, wanda.lyon@wpafb.af.mil.

G005 PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (MAR 2001)

Payment for all effort under this contract should be made in the order and amounts shown in the informational subline item(s) in Section B, CLIN 0001 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

ACRN	SUBCLIN NO.	TOTAL OBLIGATED
AA	000101	$1,475,999.00

a.  This contract will be funded by multiple accounting classification citations. Payment shall be made from ACRNs in alphabetical order (AA,AB,etc). DO NOT USE A PRORATED METHOD to pay, disburse and liquidate funds. Do not liquidate any funds from an ACRN unless the preceding ACRNs have been fully liquidated, or if revised payment instructions are provided per paragraph b. below.

b.  Additional ACRNs will be assigned when new accounting classifications are available. When adding new ACRNs or changing existing ACRNs, the above payment instructions shall apply, unless specific revised payments instructions are provided as part of a contract modification.

G006 INVOICE AND PAYMENT - COST REIMBURSEMENT (FEB 2006)

Invoices (or public vouchers), supported by a statement of cost for performance under this contract, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) office. Under the provisions of

SECTION G FA8650-09-C-6037

DFARS 242.803(b), the DCAA auditor, is designated as the authorized representative of the contracting officer (CO) for examining vouchers received directly from the contractor.

G014 IMPLEMENTATION OF PATENT RIGHTS CLAUSE (DEC 2007)

All documents and information required by the patent rights and/or patent reporting clauses set forth in Section I of this contract shall be submitted to the Administrative Contracting Officer and to the Staff Judge Advocate (Patent Counsel), AFMC LO/JAZI, Bldg 11, Area B, 2240 B Street, Rm 100, WPAFB OH 45433-7109 or via e-mail to: afmclojaz@wpafb.af.mil. Please include in the subject of the e-mail the contract number followed by the words "Invention Reporting".

The AFMC LO/JAZI patent administrator can be reached at (937) 937-904-7162 or 904-7112

This notice also constitutes a request (see FAR 52.227-11 or DFARS 252.227-7039(c), as applicable) for submission of a copy of the patent application, when filed, along with the patent application serial number, filing date, subsequent U.S. patent number and issue date, as received.

PART I- THE SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

H011 GUARANTEED FINAL REPORT (FEB 1997)

If this contract is terminated prior to completion, the Contractor agrees to provide a final report in accordance with Exhibit A, Data Item A001 . During the life of the contract, the contractor shall continuously reserve sufficient funds from the amount allotted to guarantee the preparation and delivery of said final report.

H025 INCORPORATION OF SECTION K (OCT 1998)

Section K of the solicitation is hereby incorporated by reference.

H028 IMPLEMENTATION OF DISCLOSURE OF INFORMATION (APR 2007)

To comply with DFARS 252.204-7000, Disclosure of Information, the contractor should submit two copies of the information to be released to the Air Force Program Manager at least 45 days prior to the scheduled release date.

The 88 ABW/PA is hereby designated as the approval authority for the Contracting Officer.

H097 ACKNOWLEDGEMENT OF SPONSORSHIP (APR 2006)

(a)      The contractor agrees that in the release of information relating to this contract such release shall include a statement to the effect that the project or effort depicted was or is sponsored by the Air Force Research Laboratory (AFRL).

(b)      For the purpose of this clause, "information" includes but is not limited to material presented in news releases, articles, manuscripts, brochures, advertisements, still and motion pictures, speeches, presentations, meetings, conferences, symposia, etc.

(c)      Nothing in the foregoing shall affect compliance with the requirements of the clause (if applicable) of this contract entitled "Security Requirements".

(d)      The contractor further agrees to include this provision in any subcontracts awarded as a result of this contract.

SECTION H FA8650-09-C-6037

PART II - CONTRACT CLAUSES

SECTION I- CONTRACT CLAUSES

Contract Clauses in this section are from the FAR, Defense FAR Sup, Air Force FAR Sup, and the Air Force Materiel Command FAR Sup, and are current through the following updates:

Database_Version: 6.11.x.200; Issued: 7/17/2009; FAR: FAC 2005-34; DFAR: DCN20090115; DL.: DL 98-021; Class Deviations: CD 2009-O0001; AFFAR: 2002 Edition; AFMCFAR: AFMCAC 07-04;

AFAC: AFAC 2009-0318; IPN: 98-009

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.202-01	DEFINITIONS (JUL 2004)
52.203-03	GRATUITIES (APR 1984)
52.203-05	COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-06	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (SEP 2006)
52.203-07	ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-08	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (SEP 2007)
52.203-13	CONTRACTOR CODE OF BUSINESS ETHICS AND CONDUCT (DEC 2007)
52.204-04	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)
52.204-07	CENTRAL CONTRACTOR REGISTRATION (APR 2008)
52.204-10	REPORTING SUBCONTRACT AWARDS (SEP 2007)
52.209-06	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (SEP 2006)
52.215-02	AUDIT AND RECORDS — NEGOTIATION (MAR 2009)
52.215-02	AUDIT AND RECORDS — NEGOTIATION (MAR 2009) - ALTERNATE I (MAR 2009)
52.215-08	ORDER OF PRECEDENCE—UNIFORM CONTRACT FORMAT (OCT 1997)
52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (OCT 1997)
52.215-12	SUBCONTRACTOR COST OR PRICING DATA (OCT 1997)
52.215-14	INTEGRITY OF UNIT PRICES (OCT 1997) - ALTERNATE I (OCT 1997)
52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS (OCT 2004)
52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS (JUL 2005)
52.215-19	NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)
52.216-07	ALLOWABLE COST AND PAYMENT (DEC 2002)
52.216-08	FIXED FEE (MAR 1997)
52.219-04	NOTICE OF PRICE EVALUATION PREFERENCE FOR HUBZONE SMALL BUSINESS CONCERNS (JUL 2005)
52.219-08	UTILIZATION OF SMALL BUSINESS CONCERNS (MAY 2004)
52.219-28	POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION (APR 2009)
52.222-02	PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)
Para (a), Dollar amount is '$0.00'
52.222-03	CONVICT LABOR (JUN 2003)
52.222-21	PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
52.222-26	EQUAL OPPORTUNITY (MAR 2007)
52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (SEP 2006)
52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)

SECTION I FA8650-09-C-6037

52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (SEP 2006)
52.222-39	NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES (DEC 2004)
52.222-50	COMBATING TRAFFICKING IN PERSONS (FEB 2009)
52.222-50	COMBATING TRAFFICKING IN PERSONS (FEB 2009) - ALTERNATE I (AUG 2007) Para (c)(1)(i)(B), Alt I, Document Title, obtained from, performed in,/at . ‘?????’
52.223-06	DRUG-FREE WORKPLACE (MAY 2001)
52.223-14	TOXIC CHEMICAL RELEASE REPORTING (AUG 2003)
52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (JUN 2008)
52.227-01	AUTHORIZATION AND CONSENT (DEC 2007) - ALTERNATE I (APR 1984)
52.227-02	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (DEC 2007)
52.227-11	PATENT RIGHTS — OWNERSHIP BY THE CONTRACTOR (DEC 2007)

Para (j), Communications: ‘“The contractor shall forward the invention reports called for by the Patents Rights clause through the Administrative Contracting Office addressed through AFMC LO/JAZI, 2240 B Street, Room 100, Wright-Patterson AFB, OH 45433-7109. Invention reports may be e-mailed to: afmclo.jaz@wpafb.af.mil <mailto:afmclo.jaz@wpafb.af.mil>. Ensure e-mail includes your contract number, followed by the words “Invention Reporting” on the subject line.”’

52.228-07	INSURANCE — LIABILITY TO THIRD PERSONS (MAR 1996)
52.232-09	LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
52.232-17	INTEREST (OCT 2008)
52.232-22	LIMITATION OF FUNDS (APR 1984)
52.232-23	ASSIGNMENT OF CLAIMS (JAN 1986) - ALTERNATE I (APR 1984)
52.232-25	PROMPT PAYMENT (OCT 2008)
52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER—CENTRAL CONTRACTOR REGISTRATION (OCT 2003)
52.233-01	DISPUTES (JUL 2002)
52.233-03	PROTEST AFTER AWARD (AUG 1996) - ALTERNATE I (JUN 1985)
52.233-04	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM (OCT 2004)
52.242-01	NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
52.242-03	PENALTIES FOR UNALLOWABLE COSTS (MAY 2001)
52.242-04	CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)
52.242-13	BANKRUPTCY (JUL 1995)
52.243-02	CHANGES — COST-REIMBURSEMENT (AUG 1987) - ALTERNATE V (APR 1984)
52.243-06	CHANGE ORDER ACCOUNTING (APR 1984)
52.243-07	NOTIFICATION OF CHANGES (APR 1984)
Para (b), Number of calendar days is (insert 30 for RDSS/C) ‘30 days’
Para (d), Number of calendar days is (insert 30 for RDSS/C) ‘30 days’
52.244-02	SUBCONTRACTS (JUN 2007)
Para (d), approval required on subcontracts: ‘Not Applicable’
Para (j), Insert subcontracts evaluated during negotiations. ‘Not Applicable’
52.244-05	COMPETITION IN SUBCONTRACTING (DEC 1996)
52.244-06	SUBCONTRACTS FOR COMMERCIAL ITEMS (MAR 2009)
52.245-09	USE AND CHARGES (JUN 2007)
52.246-23	LIMITATION OF LIABILITY (FEB 1997)
52.247-01	COMMERCIAL BILL OF LADING NOTATIONS (FEB 2006)
52.247-67	SUBMISSION OF TRANSPORTATION DOCUMENTS FOR AUDIT (FEB 2006)
Para (c). Insert address. ’
Donna Pratt
DCMA Twin Cities
B.H. Whipple Federal Bldg., 1150
Ft. Snelling MN 55111
donna.pratt@dcma.mil
425.889.7371’

52.249-06	TERMINATION (COST-REIMBURSEMENT) (MAY 2004)
52.249-14	EXCUSABLE DELAYS (APR 1984)
52.253-01	COMPUTER GENERATED FORMS (JAN 1991)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.203-7000	REQUIREMENTS RELATING TO COMPENSATION OF FORMER DOD OFFICIALS (JAN 2009)
252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-RELATED FELONIES (DEC 2008)
252.203-7002	REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS (JAN 2009)
252.204-7000	DISCLOSURE OF INFORMATION (DEC 1991)
252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)
252.204-7004	ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION (SEP 2007)
252.204-7010	REQUIREMENT FOR CONTRACTOR TO NOTIFY DOD IF THE CONTRACTOR’S ACTIVITIES ARE SUBJECT TO REPORTING UNDER THE U.S.-INTERNATIONAL ATOMIC ENERGY AGENCY ADDITIONAL PROTOCOL (JAN 2009)
Para (a)(1). CO inserts PM name, address, email, phone, and fax number. ‘Dr. Wanda J. Lyon
AFRL/RHPB
2729 R Street, Bldg., 837
Wright-Patterson AFB OH 45433
wanda.lyon@wpafb.af.mil
937.904.9534’
252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC 1991)
252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY (DEC 2006)
252.215-7000	PRICING ADJUSTMENTS (DEC 1991)
252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS (DEC 2006)
252.215-7004	EXCESSIVE PASS-THROUGH CHARGES (MAY 2008)
252.225-7006	QUARTERLY REPORTING OF ACTUAL CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES (MAY 2007)
252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (DEC 2008)
252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS (MAR 2006)
252.225-7025	RESTRICTION ON ACQUISITION OF FORGINGS (JUL 2006)
252.225-7030	RESTRICTION ON ACQUISITION OF CARBON, ALLOY, AND ARMOR STEEL PLATE (DEC 2006)
252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS (SEP 2004)
252.227-7013	RIGHTS IN TECHNICAL DATA—NONCOMMERCIAL ITEMS (NOV 1995)
252.227-7014	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION (JUN 1995)
252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
252.227-7019	VALIDATION OF ASSERTED RESTRICTIONS—COMPUTER SOFTWARE (JUN 1995)
252.227-7030	TECHNICAL DATA—WITHHOLDING OF PAYMENT (MAR 2000)
252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (SEP 1999)
252.227-7039	PATENTS—REPORTING OF SUBJECT INVENTIONS (APR 1990)
252.231-7000	SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS (MAR 2008)
252.232-7010	LEVIES ON CONTRACT PAYMENTS (DEC 2006)
252.235-7010	ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995)
Para (a), name of contracting agency(ies): ‘United States Air Force’
Para (a), contract number(s): ‘FA8650-09-C-6037’

Para (b), name of contracting agency(ies): ‘United States Air Force’
252.235-7011	FINAL SCIENTIFIC OR TECHNICAL REPORT (NOV 2004)
252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)
252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD CONTRACTS) (JAN 2009)
252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002)
252.247-7024	NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (MAR 2000)

C. AIR FORCE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.201-9101	OMBUDSMAN (AUG 2005)
Para (c). Ombudsmen names, addresses, phone numbers, fax, and email addresses. ‘AFRL/PK, Ms. Karen Sue Hunter, 1864 4th Street, B015, Wright-Patterson AFB OH 45433 Telephone 937-255-0432’

D. AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.228-9001	INSURANCE CLAUSE IMPLEMENTATION (AFMC) (OCT 2008)

II.  NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

A.  FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES IN FULL TEXT

52.211-15 DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (APR 2008)

This is a rated order certified for national defense, emergency preparedness, and energy program use, and the Contractor shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 CFR 700).

52.245-01 GOVERNMENT PROPERTY (DEVIATION) (JUN 2007)

(a) Definitions. As used in this clause—

“Acquisition cost” means the cost to acquire a tangible capital asset including the purchase price of the asset and costs necessary to prepare the asset for use. Costs necessary to prepare the asset for use include the cost of placing the asset in location and bringing the asset to a condition necessary for normal or expected use.

“Cannibalize” means to remove serviceable parts from one item of equipment in order to install them on another item of equipment.

“Contractor-acquired property” means property acquired, fabricated, or otherwise provided by the Contractor for performing a contract, and to which the Government has title.

“Contractor inventory” means—

(1) Any property acquired by and in the possession of a Contractor or subcontractor under a contract for which title is vested in the Government and which exceeds the amounts needed to complete full performance under the entire contract;

(2) Any property that the Government is obligated or has the option to take over under any type of contract, e.g., as a result either of any changes in the specifications or plans thereunder or of the termination of the contract (or subcontract thereunder), before completion of the work, for the convenience or at the option of the Government; and

(3) Government-furnished property that exceeds the amounts needed to complete full performance under the entire contract.

"Contractor's managerial personnel" means the Contractor's directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of—

(1) All or substantially all of the Contractor's business;

(2) All or substantially all of the Contractor's operation at any one plant or separate location; or

(3) A separate and complete major industrial operation.

"Demilitarization" means rendering a product unusable for, and not restorable to, the purpose for which it was designed or is customarily used.

"Discrepancies incident to shipment" means any differences (e.g., count or condition) between the items documented to have been shipped and items actually received.

"Equipment" means a tangible asset that is functionally complete for its intended purpose, durable, nonexpendable, and needed for the performance of a contract. Equipment is not intended for sale, and does not ordinarily lose its identity or become a component part of another article when put into use.

"Government-furnished property" means property in the possession of, or directly acquired by, the Government and subsequently furnished to the Contractor for performance of a contract.

"Government property" means all property owned or leased by the Government. Government property includes both Government-furnished and Contractor-acquired property.

"Material" means property that may be consumed or expended during the performance of a contract, component parts of a higher assembly, or items that lose their individual identity through incorporation into an end-item. Material does not include equipment, special tooling and special test equipment.

"Nonseverable" means property that cannot be removed after construction or installation without substantial loss of value or damage to the installed property or to the premises where installed.

"Precious metals" means silver, gold, platinum, palladium, iridium, osmium, rhodium, and ruthenium.

"Property" means all tangible property, both real and personal.

"Property Administrator" means an authorized representative of the Contracting Officer appointed in accordance with agency procedures, responsible for administering the contract requirements and obligations relating to Government property in the possession of a Contractor.

"Provide" means to furnish, as in Government-furnished property, or to acquire, as in contractor-acquired property.

"Real property" means land and rights in land, ground improvements, utility distribution systems, and buildings and other structures. It does not include foundations and other work necessary for installing personal property.

"Sensitive property" means property potentially dangerous to the public safety or security if stolen, lost, or misplaced, or that shall be subject to exceptional physical security, protection, control, and accountability.

Examples include weapons, ammunition, explosives, controlled substances, radioactive materials, hazardous materials or wastes, or precious metals.

"Surplus property" means excess personal property not required by any Federal agency as determined by the Administrator of the General Services Administration (GSA).

(b) Property management.

(1) The Contractor shall have a system to manage (control, use, preserve, protect, repair and maintain) Government property in its possession. The system shall be adequate to satisfy the requirements of this clause. In doing so, the Contractor shall initiate and maintain the processes, systems, procedures, records, and methodologies necessary for effective control of Government property, consistent with voluntary consensus standards and/or industry-leading practices and standards for Government property management except where inconsistent with law or regulation. During the period of performance, the Contractor shall disclose any significant changes to their property management system to the Property Administrator prior to implementation.

(2) The Contractor's responsibility extends from the initial acquisition and receipt of property, through stewardship, custody, and use until formally relieved of responsibility by authorized means, including delivery, consumption, expending, disposition, or via a completed investigation, evaluation, and final determination for lost, damaged, destroyed, or stolen property. This requirement applies to all Government property under the Contractor's accountability, stewardship, possession or control, including its vendors or subcontractors (see paragraph (f)(1)(v) of this clause).

(3) The Contractor shall include the requirements of this clause in all subcontracts under which Government property is acquired or furnished for subcontract performance.

(c) Use of Government property. The Contractor shall use Government property, either furnished or acquired under this contract, only for performing this contract, unless otherwise provided for in this contract or approved by the Contracting Officer. The Contractor shall not modify, cannibalize, or make alterations to Government property unless this contract specifically identifies the modifications, alterations or improvements as work to be performed.

(d) Government-furnished property.

(1) The Government shall deliver to the Contractor the Government-furnished property described in this contract. The Government shall furnish related data and information needed for the intended use of the property. The warranties of suitability of use and timely delivery of Government-furnished property do not apply to property acquired or fabricated by the Contractor as contractor-acquired property and subsequently transferred to another contract with this Contractor.

(2) The delivery and/or performance dates specified in this contract are based upon the expectation that the Government-furnished property will be suitable for contract performance and will be delivered to the Contractor by the dates stated in the contract.

(i) If the property is not delivered to the Contractor by the dates stated in the contract, the Contracting Officer shall, upon the Contractor's timely written request, consider an equitable adjustment to the contract.

(ii) In the event property is received by the Contractor, or for Government-furnished property after receipt and installation, in a condition not suitable for its intended use, the Contracting Officer shall, upon the Contractor's timely written request, advise the Contractor on a course of action to remedy the problem. Such action may include repairing, replacing, modifying, returning, or otherwise disposing of the property at the Government's expense. Upon completion of the required action(s), the Contracting Officer shall consider an equitable adjustment to the contract (see also paragraph (f)(1)(ii)(A) of this clause).

(iii) The Government may, at its option, furnish property in an "as-is" condition. The Contractor will be given the opportunity to inspect such property prior to the property being provided. In such cases, the Government makes no warranty with respect to the serviceability and/or suitability of the property for contract performance. Any repairs, replacement, and/or refurbishment shall be at the Contractor's expense.

(3)(i) The Contracting Officer may by written notice, at any time—

(A) Increase or decrease the amount of Government-furnished property under this contract;

(B) Substitute other Government-furnished property for the property previously furnished, to be furnished, or to be acquired by the Contractor for the Government under this contract; or

(C) Withdraw authority to use property.

(ii) Upon completion of any action(s) under paragraph (d)(3)(i) of this clause, and the Contractor's timely written request, the Contracting Officer shall consider an equitable adjustment to the contract.

(e) Title to Government property.

(1) The Government shall retain title to all Government-furnished property. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(2) Fixed-price contracts.

(i) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as "Government property"), are subject to the provisions of this clause.

(ii) Title to each item of equipment, special test equipment and special tooling acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

(iii) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract—

(A) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor's delivery of such material; and

(B) Title to all other material shall pass to and vest in the Government upon—

(1) Issuance of the material for use in contract performance;

(2) Commencement of processing of the material or its use in contract performance; or

(3) Reimbursement of the cost of the material by the Government, whichever occurs first.

(3) Title under Cost-Reimbursement or Time-and-Material Contracts or Cost-Reimbursable contract line items under Fixed-Price contracts.

(i) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor's delivery of such property.

(ii) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon—

(A) Issuance of the property for use in contract performance;

(B) Commencement of processing of the property for use in contract performance; or

(C) Reimbursement of the cost of the property by the Government, whichever occurs first.

(iii) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (e)(3)(iii) (collectively referred to as "Government property)", are subject to the provisions of this clause.

(f) Contractor plans and systems.

(1) Contractors shall establish and implement property management plans, systems, and procedures at the contract, program, site or entity level to enable the following outcomes:

(i) Acquisition of Property. The Contractor shall document that all property was acquired consistent with its engineering, production planning, and material control operations.

(ii) Receipt of Government Property. The Contractor shall receive Government property (document the receipt), record the information necessary to meet the record requirements of paragraph (f)(1)(iii)(A)(1) through (5) of this clause, identify as Government owned in a manner appropriate to the type of property (e.g., stamp, tag, mark, or other identification), and manage any discrepancies incident to shipment.

(A) Government-furnished property. The Contractor shall furnish a written statement to the Property Administrator containing all relevant facts, such as cause or condition and a recommended course(s) of action, if overages, shortages, or damages and/or other discrepancies are discovered upon receipt of Government-furnished property.

(B) Contractor-acquired property. The Contractor shall take all actions necessary to adjust for overages, shortages, damage and/or other discrepancies discovered upon receipt, in shipment of Contractor-acquired property from a vendor or supplier, so as to ensure the proper allocability and allowability of associated costs.

(iii) Records of Government property. The Contractor shall create and maintain records of all Government property accountable to the contract, including Government-furnished and Contractor-acquired property.

(A) Property records shall enable a complete, current, auditable record of all transactions and shall, unless otherwise approved by the Property Administrator, contain the following:

(1) The name, part number and description, manufacturer, model number, and National Stock Number (if needed for additional item identification tracking and/or disposition).

(2) Quantity received (or fabricated), issued, and balance-on-hand.

(3) Unit acquisition cost.

(4) Unique-item identifier or equivalent (if available and necessary for individual item tracking).

(5) Unit of measure.

(6) Accountable contract number or equivalent code designation.

(7) Location.

(8) Disposition.

(9) Posting reference and date of transaction.

(10) Date placed in service.

(B) Use of a Receipt and Issue System for Government Material. When approved by the Property Administrator, the Contractor may maintain, in lieu of formal property records, a file of appropriately cross-referenced documents evidencing receipt, issue, and use of material that is issued for immediate consumption.

(iv) Physical inventory. The Contractor shall periodically perform, record, and disclose physical inventory results. A final physical inventory shall be performed upon contract completion or termination. The Property Administrator may waive this final inventory requirement, depending on the circumstances (e.g., overall reliability of the Contractor's system or the property is to be transferred to a follow-on contract).

(v) Subcontractor control.

(A) The Contractor shall award subcontracts that clearly identify assets to be provided and shall ensure appropriate flow down of contract terms and conditions (e.g., extent of liability for loss, damage, destruction or theft of Government property).

(B) The Contractor shall assure its subcontracts are properly administered and reviews are periodically performed to determine the adequacy of the subcontractor’s property management system.

(vi) Reports. The Contractor shall have a process to create and provide reports of discrepancies; loss, damage, destruction, or theft; physical inventory results; audits and self-assessments; corrective actions; and other property related reports as directed by the Contracting Officer.

(A) Loss, damage, destruction, or theft. Unless otherwise directed by the Property Administrator, the Contractor shall investigate and promptly furnish a written narrative of all incidents of loss, damage, destruction, or theft to the property administrator as soon as the facts become known or when requested by the Government.

(B) Such reports shall, at a minimum, contain the following information:

(1) Date of incident (if known).

(2) The name, commercial description, manufacturer, model number, and National Stock Number (if applicable).

(3) Quantity.

(4) Unique Item Identifier (if available).

(5) Accountable Contract number.

(6) A statement indicating current or future need.

(7) Acquisition cost, or if applicable, estimated scrap proceeds, estimated repair or replacement costs.

(8) All known interests in commingled property of which the Government property is a part.

(9) Cause and corrective action taken or to be taken to prevent recurrence.

(10) A statement that the Government will receive any reimbursement covering the loss, damage, destruction, or theft, in the event the Contractor was or will be reimbursed or compensated.

(11) Copies of all supporting documentation.

(12) Last known location.

(13) A statement that the property did or did not contain sensitive or hazardous material, and if so, that the appropriate agencies were notified.

(vii) Relief of stewardship responsibility. Unless the contract provides otherwise, the Contractor shall be relieved of stewardship responsibility for Government property when such property is—

(A) Consumed or expended, reasonably and properly, or otherwise accounted for, in the performance of the contract, including reasonable inventory adjustments of material as determined by the Property Administrator; or a Property Administrator granted relief of responsibility for loss, damage, destruction or theft of Government property;

(B) Delivered or shipped from the Contractor's plant, under Government instructions, except when shipment is to a subcontractor or other location of the Contractor; or

(C) Disposed of in accordance with paragraphs (j) and (k) of this clause.

(viii) Utilizing Government property.

(A) The Contractor shall utilize, consume, move, and store Government Property only as authorized under this contract. The Contractor shall promptly disclose and report Government property in its possession that is excess to contract performance.

(B) Unless otherwise authorized in this contract or by the Property Administrator the Contractor shall not commingle Government property with property not owned by the Government.

(ix) Maintenance. The Contractor shall properly maintain Government property. The Contractor’s maintenance program shall enable the identification, disclosure, and performance of normal and routine preventative maintenance and repair. The Contractor shall disclose and report to the Property Administrator the need for replacement and/or capital rehabilitation.

(x) Property closeout. The Contractor shall promptly perform and report to the Property Administrator contract property closeout, to include reporting, investigating and securing closure of all loss, damage, destruction, or theft cases; physically inventorying all property upon termination or completion of this contract; and disposing of items at the time they are determined to be excess to contractual needs.

(2) The Contractor shall establish and maintain Government accounting source data, as may be required by this contract, particularly in the areas of recognition of acquisitions and dispositions of material and equipment.

(3) The Contractor shall establish and maintain procedures necessary to assess its property management system effectiveness, and shall perform periodic internal reviews and audits. Significant findings and/or results of such reviews and audits pertaining to Government property shall be made available to the Property Administrator.

(g) Systems analysis.

(1) The Government shall have access to the contractor’s premises and all Government property, at reasonable times, for the purposes of reviewing, inspecting and evaluating the Contractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(2) Records of Government property shall be readily available to authorized Government personnel and shall be safeguarded from tampering or destruction.

(3) Should it be determined by the Government that the Contractor’s property management practices are inadequate or not acceptable for the effective management and/or control of Government property under this contract, and/or present an undue risk to the Government, the Contractor shall immediately take all necessary corrective actions as directed by the Property Administrator.

(4) The Contractor shall ensure Government access to subcontractor premises, and all Government property located at subcontractor premises, for the purposes of reviewing, inspecting and evaluating the subcontractor’s property management plan, systems, procedures, records, and supporting documentation that pertains to Government property.

(h) Contractor Liability for Government Property.

(1) Unless otherwise provided for in the contract, the Contractor shall not be liable for loss, damage, destruction, or theft to the Government property furnished or acquired under this contract, except when any one of the following applies—

(i) The risk is covered by insurance or the Contractor is otherwise reimbursed (to the extent of such insurance or reimbursement). The allowability of insurance costs shall be determined in accordance with 31.205-19.

(ii) The loss, damage, destruction, or theft is the result of willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel. Contractor’s managerial personnel, in this clause, means the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of all or substantially all of the Contractor’s business; all or substantially all of the Contractor’s operation at any one plant or separate location; or a separate and complete major industrial operation.

(iii) The Contracting Officer has, in writing, revoked the Government’s assumption of risk for loss, damage, destruction, or theft, due to a determination under paragraph (g) of this clause that the Contractor’s property management practices are inadequate, and/or present an undue risk to the Government, and the Contractor failed to take timely corrective action. If the Contractor can establish by clear and convincing evidence that the loss, damage, destruction, or theft of Government property occurred while the Contractor had adequate property management practices or the loss, damage, destruction, or theft of Government property did not result from the Contractor’s failure to maintain adequate property management practices, the Contractor shall not be held liable.

(2) The Contractor shall take all reasonable actions necessary to protect the Government property from further loss, damage, destruction, or theft. The Contractor shall separate the damaged and undamaged Government property, place all the affected Government property in the best possible order, and take such other action as the Property Administrator directs.

(3) The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss, damage, destruction, or theft of Government property.

(4) Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation, including the prosecution of suit and the execution of instruments of assignment in favor of the Government in obtaining recovery.

(i) Equitable adjustment. Equitable adjustments under this clause shall be made in accordance with the procedures of the Changes clause. The right to an equitable adjustment shall be the Contractor’s exclusive remedy and the Government shall not be liable to suit for breach of contract for the following:

(1) Any delay in delivery of Government-furnished property.

(2) Delivery of Government-furnished property in a condition not suitable for its intended use.

(3) An increase, decrease, or substitution of Government-furnished property.

(4) Failure to repair or replace Government property for which the Government is responsible.

(j) Contractor inventory disposal. Except as otherwise provided for in this contract, the Contractor shall not dispose of Contractor inventory until authorized to do so by the Plant Clearance Officer.

(1) Scrap to which the Government has obtained title under paragraph (e) of this clause.

(i) Contractor with an approved scrap procedure.

(A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.

(B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that—

(1) Requires demilitarization;

(2) Is a classified item;

(3) Is generated from classified items;

(4) Contains hazardous materials or hazardous wastes;

(5) Contains precious metals; or

(6) Is dangerous to the public health, safety, or welfare.

(ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap. The Contractor may not dispose of scrap resulting from production or testing under this contract without Government approval.

(2) Predisposal requirements.

(i) Once the Contractor determines that Contractor-acquired property is no longer needed for contract performance, the Contractor in the following order of priority—

(A) May contact the Contracting Officer if use of the property in the performance of other Government contracts is practical;

(B) May purchase the property at the acquisition cost; or

(C) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable, a reasonable restocking fee that is consistent with the supplier’s customary practices).

(ii) The Contractor shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not used in the performance of other Government contracts under paragraph (j)(2)(i)(A) of this clause, property that was not purchased under paragraph (j)(2)(i)(B) of this clause, and property that could not be returned to a supplier under paragraph (j)(2)(i)(C) of this clause.

(3) Inventory disposal schedules.

(i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify—

(A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of this contract;

(B) Contractor-acquired property, to which the Government has obtained title under paragraph (e) of this clause, which is no longer required for performance of that contract; and

(C) Termination inventory.

(ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

(iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for—

(A) Special test equipment with commercial components;

(B) Special test equipment without commercial components;

(C) Printing equipment;

(D) Information technology (e.g., computers, computer components, peripheral equipment, and related equipment);

(E) Precious metals;

(F) Mononuclear hazardous materials or hazardous wastes; or

(G) Nuclear materials or nuclear wastes.

(iv) The Contractor shall describe the property in sufficient detail to permit an understanding of its intended use. Property with the same description, condition code, and reporting location may be grouped in a single line item.

(4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than—

(i) 30-days following the Contractor’s determination that a Government property item is no longer required for performance of this contract;

(ii) 60 days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or

(iii) 120 days, or such longer period as may be approved by the Termination Contracting Officer following contract termination in whole or in part.

(5) Corrections. The Plant Clearance Officer may—

(i) Reject a schedule for cause (e.g., contains errors, determined to be inaccurate); and

(ii) Require the Contractor to correct an inventory disposal schedule.

(6) Postsubmission adjustments. The Contractor shall notify the Plant Clearance Officer at least 10 working days in advance of its intent to remove an item from an approved inventory disposal schedule. Upon approval of the Plant Clearance Officer, or upon expiration of the notice period, the Contractor may make the necessary adjustments to the inventory schedule.

(7) Storage.

(i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to furnish disposal instructions within 120 days following acceptance of an inventory disposal schedule may entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.

(ii) The Contractor shall obtain the Plant Clearance Officer’s approval to remove Government property from the premises where the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability for such property under this contract.

(8) Disposition instructions.

(i) If the Government does not furnish disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor’s approved scrap procedures.

(ii) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Contractor inventory as directed by the Plant Clearance Officer. If not returned to the Government, the Contractor shall remove and destroy any markings identifying the property as U.S. Government-owned property prior to its disposal.

(iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. In such cases, the Contractor may be entitled to an equitable adjustment under paragraph (i) of this clause.

(9) Disposal proceeds. As directed by the Contracting Officer, the Contractor shall credit the net proceeds from the disposal of Contractor inventory to the contract, or to the Treasury of the United States as miscellaneous receipts.

(10) Subcontractor inventory disposal schedules. The Contractor shall require its Subcontractors to submit inventory disposal schedules to the Contractor in accordance with the requirements of paragraph (j)(4) of this clause.

(k) Abandonment of Government property.

(1) The Government shall not abandon sensitive Government property or termination inventory without the Contractor’s written consent.

(2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place, at which time all obligations of the Government regarding such property shall cease.

(3) The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (i) of this clause may properly include restoration or rehabilitation costs.

(l) Communication. All communications under this clause shall be in writing.

(m) Contracts outside the United States. If this contract is to be performed outside of the United States and its outlying areas, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.

52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://farsite.hill.af.mil/

52.252-06 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

29

(b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

B. AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES IN FULL TEXT

5352.235-9001 KEY POSITIONS AND MINIMUM QUALIFICATIONS (AFMC) (JUL 1997) (TAILORED)

The Contractor shall notify the Contracting Officer before the departure of any individual in a key position and identify the proposed substitution. Any proposed personnel substitution requires the prior written approval of the Contracting Officer.

5352.245-9000 GOVERNMENT- FURNISHED PROPERTY (GFP) (AFMC) (OCT 2008) (TAILORED)

Pursuant to the Government Property clause herein, the Government shall furnish the item(s) of property listed below as Government-Furnished Property (GFP) to the Contractor, f.o.b. ?????, for use in performance of this contract. Upon completion of the contract, the Contractor shall obtain disposition instructions from the Government Property Administrator of the activity having responsibility for administration of the contract.

The current government MX300 platform housed at CombiMatrix will be used in this contract for fabricating the DX 100 Genotyping Modular Ssystem.

C. OTHER CONTRACT CLAUSES IN FULL TEXT

H 09-01 LIMITATION OF PREDETERMINED LABOR OVERHEAD RATE AND GENERAL AND ADMINSTRATIVE (G&A) RATE FOR COST REIMBURSEMENT CONTRACT (SEP 2009)

(a) Nothwithstanding the Allowable Cost and Payment clause of this contract, the following labor overhead rate and G&A rate under this contract shall be used for billing purposes. The rates apply from the effective contract ddate through contract completion. The specific rates are set forth below:

i. Labor Overhead 28.49%

(b) The proposed labor overhead rate and G&A rate shall be utilized for billing against performance of this contract. The Government shall not reimburse the contractor for any labor overhead rate of G&A rate in excess of the percentage identified above. The period of performance for this contract is 15 months after contract effective date found in block 4 of the Standard Form 26. Should the appropriate Government representative and the Contractor’s accounting audit establish a final G&A rate of final Labor Overhead rate that is lower, then the lower percentage shall take precedence.

30

PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

DOCUMENT	PGS	DATE	TITLE

EXHIBIT A	7	13 AUG 2009	CONTRACT DATA REQUIREMENTS LIST
			(CDRLS), DD FORM 1423-1

EXHIBIT A1	7	13 AUG 2009	CDRL ATTACHMENTS

ATTACHMENT 1	3	17 JUL 2009	CONTRACTOR’S NON PROPRIETARY
			STATEMENT OF WORK ENTITLED “ADVANCED
			ANALYSIS COGNITION”

ATTACHMENT 2	1		WIDE AREA WORK FLOW GUIDANCE

ATTACHMENT 3	1		PROTECTION OF HUMAN SUBJECTS

SECTION J FA8650-09-C-6037

31

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0001	A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
OAFWP005		FA8650-09-C-6037		CombiMatrix Corp.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
A001	SCIENTIFIC AND TECHNICAL REPORTS			Final Report

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MISC-80711A/T		CSOW		711 HPW/RHPB

7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY		12. DATE OF FIRST SUBMISSION
REQUIRED
DD	D	ONE/R		See Block 16*

8. APP CODE		11. AS OF DATE		13. DATE OF SUBSEQUENT
SUBMISSION
A		End of Tech Effort		See Block 16*

14. DISTRIBUTION
b. COPIES
Final
a. ADDRESSEE		Draft		Reg	Repro
711 HPW/OMA		1		1	0
711 HPW/RHPB		1		1	0

15. TOTAL		2		2	0

16. REMARKS

Blk 4: Tailored to allow for attached ANSI based AFRL Format Guidelines including Standard Form 298.

BLOCK 9:      D:    Distribution authorized to DoD and US DoD contractors only.  Other requests for this document shall be referred to 711 HPW/RHPB.

Block 11:        End of Technical Effort, See Section F.

Block 12:        30 days from Block 11.

Approval/Disapproval by letter from the Air Force Program Manager within 30 days after receipt.

Disapproval requires correction/resubmission within 30 days after receipt of Air Force comments.

Block 13:        End of Contract, 90 days from Block 11.

Blocks 12 & 13:  Contractor shall deliver the Final Report within 30 calendar days after completion of the technical effort. The AFRL Program Manager will take no more than 30 calendar days to review, edit, and return to the contractor. Upon receipt of the combined Technical and STINFO comments, the contractor shall take no more than 30 calendar days to incorporate all required changes and deliver the final technical report in camera ready and in an editable text format (MS Word) on CD-ROM electronic copy. CD-ROM shall be labeled IAW ANSI based AFRL Format Guidelines.

Block 14:        Draft submittal shall consist of 1 editable (MS Word) file on CD-ROM plus two (2) paper copies of all... (continued on next page)

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Wanda J. Lyon, Ph.D.		/s/ Karen E Ragland
711 HPW/RHPB (937) 904-9534	03-AUG-2009	Karen E Ragland	13-AUG-2009
Data Manager DET 1 AFRL/WSPT 5-7466

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED.

1-A

CONTRACT DATA REQUIREMENTS LIST

(1 Data Item)

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0001	A	TDP	TM	OTHER

D. SYSTEM/ITEM	E. CONTRACT/PR NO.			F. CONTRACTOR
OAFWP005	FA8650-09-C-6037			CombiMatrix Corp.

16. REMARKS (Continued)

printable material. The final camera-ready (ANSI para 6.3.2.4) submittal shall consist of all editable text documents and all multimedia source files in current AF Standard Desktop format (MS Office compatible) and one (1) camera-ready document and one reproduction of all printable materials. Acceptance shall be in accordance with the ANSI based AFRL Format guidelines and the AFRL Quality Technical Report (TR) Checklist (attached). The checklist must be signed and submitted with the Final Report.

Letters only to DCMA/ACO and Det 1 AFRL/PKHB.

1-B

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0001	A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
OAFWP005		FA8650-09-C-6037		CombiMatrix Corp.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
A002	FUNDS AND MAN-HOUR EXPENDITURE REPORT

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-FNCL-80331A/T		CSOW		711 HPW/RHPB

7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY		12. DATE OF FIRST SUBMISSION
REQUIRED
LT	B	MTHLY		**

8. APP CODE		11. AS OF DATE		13. DATE OF SUBSEQUENT
SUBMISSION
N/A		*		**

14. DISTRIBUTION
b. COPIES
Final
a. ADDRESSEE		Draft		Reg	Repro
711 HPW/FM		0		1	0
711 HPW/RHPB		0		1	0
DCMA/ACO		0		1	0
DET 1 AFRL/PKHB		0		1	0

15. TOTAL		0		4	0

16. REMARKS

Tailored to allow contractor’s format.

Submit electronically.

*	At the close of the contractor’s monthly accounting period.

**	25 days after Block 11 time.

BLOCK 9:      B:   Distribution authorized to US Government agencies only.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Wanda J. Lyon, Ph.D.		/s/ Karen E Ragland
711 HPW/RHPB (937) 904-9534	03-AUG-2009	Karen E Ragland	13-AUG-2009
Data Manager DET 1 AFRL/WSPT 5-7466

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED.

2

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0001	A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
OAFWP005		FA8650-09-C-6037		CombiMatrix Corp.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
A003	CONTRACT FUNDS STATUS REPORT (CFSR)

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-81468/T		CSOW		711 HPW/RHPB

7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY		12. DATE OF FIRST SUBMISSION
REQUIRED
LT	B	QRTLY		**

8. APP CODE		11. AS OF DATE		13. DATE OF SUBSEQUENT
SUBMISSION
N/A		*		**

14. DISTRIBUTION
b. COPIES
Final
a. ADDRESSEE		Draft		Reg	Repro
711 HPW/FM		0		1	0
711 HPW/RHPB		0		1	0
DCMA/ACO		0		1	0
DET 1 AFRL/PKHB		0		1	0

15. TOTAL		0		4	0

16. REMARKS

Tailored so that the report contains forecasts by month for the next six months, by quarter for the remaining fiscal year, and by year for the remaining fiscal years. CFSR data shall be reconciled to the Governments fiscal year end at 30 September if the contractor’s fiscal year end does not coincide with the Government’s fiscal year end.

Submit electronically.

*       The last day of the contractor’s monthly accounting period nearest the end of the governments fiscal year quarter.

**     The initial submission shall be within 25 calendar days after the close of the contractor’s monthly accounting period nearest the end of the first government fiscal year quarter after contract award. Subsequent submissions shall be 25 calendar days after Block 11 time.

BLOCK 9:      B:   Distribution authorized to US Government agencies only.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Wanda J. Lyon, Ph.D.		/s/ Karen E Ragland
711 HPW/RHPB (937) 904-9534	03-AUG-2009	Karen E Ragland	13-AUG-2009
Data Manager DET 1 AFRL/WSPT 5-7466

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED.

3

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0001	A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
OAFWP005		FA8650-09-C-6037		CombiMatrix Corp.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
A004	STATUS REPORT

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-80368A/T		CSOW		711 HPW/RHPB

7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY		12. DATE OF FIRST SUBMISSION
REQUIRED
LT	D	MTHLY		**

8. APP CODE		11. AS OF DATE		13. DATE OF SUBSEQUENT
SUBMISSION
N/A		*		**

14. DISTRIBUTION
b. COPIES
Final
a. ADDRESSEE		Draft		Reg	Repro
711 HPW/RHPB		0		1	0
DCMA/ACO		0		1	0
DET 1 AFRL/PKHB		0		1	0

15. TOTAL		0		3	0

16. REMARKS

Tailored to allow contractor’s format and to delete para 3.2.3.

Submit electronically, except when final report is due to be submitted, then omit this item.

*      At the close of the contractor’s monthly accounting period.

**   25 days after Block 11 time.

BLOCK 9:      D;   Distribution authorized to DoD and US DoD contractors only.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Wanda J. Lyon, Ph.D.		/s/ Karen E Ragland
711 HPW/RHPB (937) 904-9534	03-AUG-2009	Karen E Ragland	13-AUG-2009
Data Manager DET 1 AFRL/WSPT 5-7466

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED.

4

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0001	A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
OAFWP005		FA8650-09-C-6037		CombiMatrix Corp.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
A005	PRESENTATION MATERIAL

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-ADMN-81373/T		CSOW		711 HPW/RHPB

7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY		12. DATE OF FIRST SUBMISSION
REQUIRED
LT	D	ASREQ		*

8. APP CODE		11. AS OF DATE		13. DATE OF SUBSEQUENT
SUBMISSION
N/A		*		*

14. DISTRIBUTION
b. COPIES
Final
a. ADDRESSEE		Draft		Reg	Repro
711 HPW/RHPB		0		1	1

15. TOTAL		0		1	1

16. REMARKS

Tailored to require view graphs and hardcopy or computer generated file.

ASREQ means as required to document topics under discussion at briefings and reviews.

*   Submit at each briefing or review as appropriate.

Maximum # of view graphs shall not exceed 200 for this contract.

Submit reproducible on media compatible with MS-Office for Windows.

BLOCK 9:      D;   Distribution authorized to DoD and US DoD contractors only.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Wanda J. Lyon, Ph.D.		/s/ Karen E Ragland
711 HPW/RHPB (937) 904-9534	03-AUG-2009	Karen E Ragland	13-AUG-2009
Data Manager DET 1 AFRL/WSPT 5-7466

DD FORM 1423-1, FEB 2001	PREVIOUS EDITION MAY BE USED.

5

INSTRUCTIONS FOR COMPLETING DD FORM 1423

(See DoD 5010.12-M for detailed instructions.)

FOR GOVERNMENT PERSONNEL

Item A. Self-explanatory.

Item B. Self-explanatory.

Item C. Mark (X) appropriate category: TDP - Technical Data Package; TM - Technical Manual; Other - other category of data, such as “Provisioning,”“Configuration Management,” etc.

Item D. Enter name of system/item being acquired that data will support.

Item E. Self-explanatory (to be filled in after contract award).

Item F. Self-explanatory (to be filled in after contract award).

Item G. Signature of preparer of CDRL.

Item H. Date CDRL was prepared.

Item I. Signature of CDRL approval authority.

Item J. Date CDRL was approved.

Item 1. See DoD FAR Supplement Subpart 4.71 for proper numbering.

Item 2. Enter title as it appears on data acquisition document cited in Item 4.

Item 3. Enter subtitle of data item for further definition of data item (optional entry).

Item 4. Enter Data Item Description (DID) number, military specification number, or military standard number listed in DoD 5010.12-L (AMSDL), or one-time DID number, that defines data content and format requirements.

Item 5. Enter reference to tasking in contract that generates requirement for the data item (e.g., Statement of Work paragraph number).

Item 6. Enter technical office responsible for ensuring adequacy of the data item.

Item 7. Specify requirement for inspection/acceptance of the data item by the Government.

Item 8. Specify requirement for approval of a draft before preparation of the final data item.

Item 9. For technical data, specify requirement for contractor to mark the appropriate distribution statement on the data (ref. DoDD 5230.24).

Item 10. Specify number of times data items are to be delivered.

Item 11. Specify as-of date of data item, when applicable.

Item 12. Specify when first submittal is required.

Item 13. Specify when subsequent submittals are required, when applicable.

Item 14. Enter addressees and number of draft/final copies to be delivered to each addressee. Explain reproducible copies in Item 16.

Item 15. Enter total number of draft/final copies to be delivered.

Item 16. Use for additional/clarifying information for Items 1 through 15. Examples are: Tailoring of documents cited in Item 4; Clarification of submittal dates in Items 12 and 13; Explanation of reproducible copies in Item 14.; Desired medium for delivery of the data item.

FOR THE CONTRACTOR

Item 17. Specify appropriate price group from one of the following groups of effort in developing estimated prices for each data item listed on the DD Form 1423.

a.      Group I. Definition - Data which is not otherwise essential to the contractor’s performance of the primary contracted effort (production, development, testing, and administration) but which is required by DD Form 1423.

Estimated Price - Costs to be included under Group I are those applicable to preparing and assembling the data item in conformance with Government requirements, and the administration and other expenses related to reproducing and delivering such data items to the Government.

b.    Group II. Definition - Data which is essential to the performance of the primary contracted effort but the contractor is required to perform additional work to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, or quality of the data item.

Estimated Price - Costs to be included under Group II are those incurred over and above the cost of the essential data item without conforming to Government requirements, and the administrative and other expenses related to reproducing and delivering such data item to the Government.

c.    Group III. Definition - Data which the contractor must develop for his internal use in performance of the primary contracted effort and does not require any substantial change to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, and quality of the data item.

Estimated Price - Costs to be included under Group III are the administrative and other expenses related to reproducing and delivering such data item to the Government.

d.     Group IV. Definition - Data which is developed by the contractor as part of his normal operating procedures and his effort in supplying these data to the Government is minimal.

Estimated Price - Group IV items should normally be shown on the DD Form 1423 at no cost.

Item 18. For each data item, enter an amount equal to that portion of the total price which is estimated to be attributable to the production or development for the Government of that item of data. These estimated data prices shall be developed only from those costs which will be incurred as a direct result of the requirement to supply the data, over and above those costs which would otherwise be incurred in performance of the contract if no data were required. The estimated data prices shall not include any amount for rights in data. The Government’s right to use the data shall be governed by the pertinent provisions of the contract.

DD FORM 1423-1 (BACK), FEB 2001

ATTACHMENT 4

AFRL ANSI-BASED FORMAT GUIDELINES

The United States Air Force uses ANSI NISO Z39.18 as a guide for all technical reports. AFRL uses the subset of this ANSI standard as outlined below.

A4.1. Type (Font) and Heads (Chapter Titles). The preferred type (font) is 12-point Times New Roman or Arial. The following is an example (format and spacing) of heads:

1.0                               FIRST-ORDER HEAD IS ALL CAPS, CENTERED AND BOLDED

1.1                               Second-Order Head is Bolded, Same Font Size as Text, Caps and Lower Case, Flush with Left Margin

A4.1.1. Insert one blank line between head and text.

1.1.1 Third-Order Head is Indented into the Paragraph, Boldface, Caps and Lower Case Letters, Followed by a Period. Then continue the copy.

-or-

1.1.1 Third Order Head May Be Flush with Left Margin

A 4.1.2. Then continue copy in new paragraph, as done with second-order heads.

A4.2. Spacing. Drafts can be submitted with line spacing at either one-and-a-half or double spaced. Camera-ready copy should be single spaced. It isn’t necessary to double-space between paragraphs if the first line of each paragraph is indented.

A4.3. Margins. Leave one-inch left, right, and top margins. Page number should be centered and located one-half inch (1/2”) from bottom of page. This is accomplished in page setup, Margins - bottom - 1”, Layout — Footer .07”. Leave enough room to include applicable data rights legends (legends in 6 pt font) and the page number (note that page number boxes will need to be pulled down in order to clear the legend). If these are too low, our printers will not print.

A4.4. Numbering. Page numbers are centered at bottom of page, Figure numbers are centered below Figure, with caption centered on the line below Figure number (or on the same line as Figure number). Table numbers are centered above Table on the same line as Table caption, and Equations are numbered on right margin across from Equation.

NOTE: Number Figures, Tables, and Equations sequentially, not by section.

A4.5. Style for Equations, Figure Captions, and Table Captions.

A4.5.1. Style for Equations.

E = MC2	(1)

фdet = Le x Ωdet x vn(D,i) • лD2 dD	(2)

A4.5.2. Style for Figure Captions. Callouts (labels) should be in Upper and Lower case type, not all caps.

Figure 1

Sample Representation Only
(border not required)

A4.5.2.1. The Figure Caption is Bolded, Centered, Caps and Lower Case Letters, No Periods

-or-

Figure 1: Figure Caption May be on Same Line as Figure Number

A4.5.2.2. There should be two blank lines between figures or tables and text.

NOTE:. Reference to Figures and Tables must appear in text before actual Figure or Table appears in report. Where possible, integrate Figures and Tables into text and place Figure/Table as soon after the first mention of it as possible, before beginning a new subject.

A4.5.3. Style for Table Captions.

Table I. Title Line and Number All in One Line, Centered or Flush Left, Bolded, (No Periods

Sample Representation Only
(border not required)

A4.5.3.1. All line drawings should be crisp and easy to read. Figure letters and numbers (callouts) should be typed and in at least an 8-point type (handwriting on figures is not acceptable).

A4.5.3.2. Provide screened prints, negatives (Goldenrods) or photographs (color or black & white) with the camera-ready copy.

A4.6. Front of Document. There should be the following four sections (with page numbers listed in lower-case Roman numerals, beginning with Roman numeral iii): Table of Contents, List of Figures, List of Tables, Glossary.

A4.6.1. Table of Contents. Start pagination of Table Of Contents with lower-case Roman numeral iii. Start listing contents from Introduction (no need to include List of Figures, List of Tables, or Glossary). Appendices can be numbered as shown or sequentially from the last page of the report. If there’s only one Appendix, just call it an Appendix. Example (border not required).

A4.6.2. List of Figures. Continue pagination with lower-case Roman numerals. List all Figures found in text (not Figs. in Appendix, if any). Example (border not required).

LIST OF FIGURES

Figure		Page

1	Overall View of Propulsion Vehicle	3
2	Motor Configuration	6
3	Apparatus Used to Make Nozzle Tubes	7

A4.6.3. List of Tables. Continue pagination with lower-case Roman numerals. List all Tables found in text (not Tables in Appendix, if any. These may be listed separately in front of the Appendix). Example (border not required).

LIST OF TABLES

Table		Page
1	Some of the Upper-Stage Propulsion Options	19
2	Results of Test Firing #1	25
3	Results of Test Firing #2	26

A4.6.4. Acronyms/Glossary. Create an acronym list (Glossary) that lists and defines all acronyms and symbols that appear in your report. List all terms alphabetically, beginning with those starting with capital letters, followed by lower case (e.g., H2, HEDM, hcp). Follow alphabetical entries with Greek or special symbols. Capitalize definitions only if they are proper names (e.g. Department of Defense). In text, define acronym the first time it appears, with acronym following in parentheses; i.e. Small Business Innovation Research (SBIR). Example (border not required).

GLOSSARY

CAT	computerized axial tomography
COMSAT	Communication Satellites
DMP-128	a PolaroidTM photopolymer
DoD	Department of Defense
dcg	dichromated gelatin
H2	hydrogen
HEDM	High Energy Density Matter
V	angle of attack

A4.6.4.1. Next, start body of text with Introduction, and begin pagination with Page I (English numerals). This may be accomplished by inserting a Section Break and start the pagination with 1.

A4.7. Abbreviations. The words “Figure,” “Reference,” and “Equation” should be written out in text, but abbreviated when used within parentheses. Months are abbreviated to three letters without punctuation (e.g., Jun, Jul, Aug). Units of measurement are abbreviated (e.g., 12 cm, 50 1, 20 lb, 1 atm, 30 sec, 200 psig) without punctuation — except for “in.” (inches), which may be followed by a period to distinguish it from the preposition — and are generally singular.

A4.8. References. References should be listed numerically, in the order they appear in the text. The reference page should be at the end of the report (not at the end of each section).

A4.8.1. For works that are generally referred to throughout the report, without citing specific references from the work, create a Bibliography (in alphabetical order). Personal communications, unpublished speeches, or any other information not available for reference by the reader should not be included in the References – footnote your citation instead. References must be available to readers of the report.

A4.8.2. In References. Include author(s) (last name first, followed by first name or initials), title, volume, date, page numbers. Follow this style.

A4.8.3. Papers/Journal Articles/Conference Presentations.

Author’s last name, then first name

Titles of papers are in quotation marks

Journal names or Conference names are in italics

Volume is bolded

Date follows comma (not within parenthesis)

page numbers (pp.) are last.

Examples:

Author(s) Lastname, First, “Title of Article,” Journal Name (italics)., 19, 628, Jun 1993 pp._._.
Author(s) Lastname, First, “Title of Article,” Paper No. (if AIAA or CPIA paper, etc.), Name of Conference, Location, Date

A4.8.4. Technical Reports.

Author’s last name, then first

Titles of reports are in italics

Next is report number

Name and address of performing agency/organization

Date is last

Example:

Author(s), Title, AFRL-PR-ED-TR-200X-XXXX, Company, Inc., City, ST, Jan 2006

A4.8.5. BOOKS.

Author’s last name, then first

Title of book can be Bolded or Underlined

Publisher’s name and address

Date of publication

Page numbers last

Example:

Author(s), Book Title, Harper & Rowe, New York, NY, 1993, pp. 36-38, 77, 98-101

A4.9. Instructions for Standard Form 298. Contractor shall complete Blocks 2-5a, 6, 7, 11, 13, 14, 15 and 16a-c, (if applicable) of the SF 298 and submit with the final report. Block 9 shall contain Air Force Research Laboratory (AFRL) and the Technical Directorate Name, Symbol and TD Address.

A4.10. Instructions for CD ROM Submittal. Contractor is encouraged to make maximum use of multimedia options (data files, programs and video) to document the program progress. Editable text shall be in English in the AF Standard Desktop format (MS Office). The final camera ready copy shall be converted to PDF format by the STINFO Office when all requirements have been met.

CD-ROMs shall have the following items legibly printed on top of the disk:

1.     Contract Number and Program Name.

2.     CDRL numbers referenced and Title of Data Items.

3.     Date.

4.     Company Logo/ Nomenclature.

5.     Distribution Statement.

FA8650-09-C-6037

Section J, Attachment 1

STATEMENT OF WORK

Use of a Semiconductor Microarray for Detecting Exposure to Environmental Hazards

23 June 2009

1.0 OBJECTIVE

1.1 The objective of this effort is to develop (a) a common instrument and detection platform and (b) specific assays for detecting environmental hazards that can degrade performance and impact upon the health of deployed personnel. Environmental hazards include infectious diseases and environmental chemicals and their weaponized counterparts.

2.0 SCOPE

2.1 The scope of this effort is to create a sample-to-answer detection system for identifying toxic and hazardous substances and infectious diseases in the environment using genomic and proteomic assays that reflect the presence of the hazards or changes in human metabolic activities that reflect exposure. This instrument and assays that result from this phase of the investigation will be for research purposes only and not for human use.

3.0 BACKGROUND

3.1 Central to a force commander’s understanding of risks during deployment is an understanding of hazards in the area of operations. In support operations and low intensity conflicts, environmental hazards can pose a bigger risk to deployed personnel because they are not readily apparent and exposure can occur 24/7. These hazards include toxic chemicals and materials, infectious diseases, chemical warfare agents, biological threat agents (BTAs), and indicators of human activity in areas of operation.

3.2 A single detection platform that supports multiple assays for different hazards can provide critical information early and often during deployment to identify risks and enable the commander to initiate mitigation approaches to reduce their impact on human performance and health. Important characteristics of this detection system include: sensitivity, certainty, ease of use, and flexibility. These characteristics can be addressed using an electronic sensor with multiplex capabilities that can be configured to detect many different hazards of interest. Development of this sensor involves the successful application of different technologies to the sensor itself and its supporting instrumentation.

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4.0 TASK/TECHNICAL REQUIREMENTS

4.1 The contractor shall accomplish the following:

4.1.1 Design, fabricate and test a sample preparation cartridge and instrument that will integrate with the amplification and detection capabilities of current systems.

4.1.2 Investigate new microarray technologies and methods of detection to reduce assay costs and logistics overhead while improving assay sensitivity and specificity.

4.1.3 Develop new assays for hazards-of-concern based upon user requirements.

4.1.3.1 Develop and evaluate chemistries for fixing capture ligands on the detector

4.1.3.2 Determine the sensitivity and specificity of assays for hazards-of-concern

4.1.4 Reporting

4.1.4.1 Continually determine the status of the effort and report progress toward accomplishment of contract requirements (See CDRL, A004, “Status Report”)

4.1.4.2 Continually determine the status of funding required for contract performance (See CDRL, A003, “Contract Funds Status Report”)

4.1.4.3 Document all technical work accomplished and information gained during the performance of this acquisition. This shall include all pertinent observations, nature of problems, positive as well as negative results, and design criteria established, where applicable: also, procedures followed, processes developed, “Lesson Learned,” etc. The details of all technical work shall be documented to permit full understanding of the techniques and procedures used in evolving technology or processes developed. Separate design, engineering, or process specifications delivered during this acquisition shall be cross-referenced to permit a full understanding of the total acquisition (See CDRL, A001, “Final Technical Report”)

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FA8650-09-C-6037

Attachment 2, Section J

WIDE AREA WORK FLOW DoDAAC AND E-MAIL INSTRUCTION SHEET

PURSUANT TO DFARS 252.232-7003, ELECTRONIC SUBMISSION OF PAYMENT REQUESTS, USE OF WIDE AREA WORK FLOW – RECEIPT AND ACCEPTANCE (WAWF-RA) IS NOW MANDATORY FOR THIS CONTRACT

THE FOLLOWING CODES WILL BE REQUIRED TO ROUTE YOUR INVOICES AND ADDITIONAL E-MAILS CORRECTLY THROUGH WAWF.

Document Type:

Use WAWF Electronic Invoice to fulfill Clause G006, Invoice and Payment – Cost Reimbursement

Use WAWF-RA Receiving Report to fulfill CDRL A001 (Final Technical Report), Block 7 requirement for a DD250

Contract Number: see block 2 of cover page (SF 26)

Delivery/Task Order Number: (If applicable) see Block 2 of cover page (DD 1155)

Issue-by DoDAAC: see block 5 “CODE” of cover page (SF 26)

Admin DoDAAC: see block 6 “CODE” of cover page (SF 26)

DCAA Auditor DoDAAC: Vendor shall use Look Up DCAA from toolbar at left of WAWF screen

Inspected By DoDAAC: Vendor will leave this block blank

Service Approver/Ship-To Code:	For Cost Voucher: Admin DoDAAC
For Receiving Report: Business Partner Network # (BPN) *

*If an inspection is called for in the document (i.e., the receiving report), then you must change the “Inspected By DoDAAC” and the “Ship-To Code” in WAWF to the BPN of the Program Manager/Project Engineer for the program.

Ship-From Code: NOT NEEDED

LPO DoDAAC/Ext: NOT NEEDED

Pay DoDAAC: see block 12 “CODE” of cover page (SF 26)

ADDITIONAL E-MAIL NOTIFICATIONS: E-mail the Inspector, Acceptor, and any other “interested parties”; the VENDOR and the DFAS Office will automatically receive a notice.

See F007 SHIPMENT ADDRESS for email addresses of required individuals. See block 5 of the cover page for procurement contracting personnel email address.

Payments may be expedited electronically via the Internet through the Wide Area Work Flow (WAWF) system.

To access WAWF, go to https://wawf.eb.mil

WAWF Training may be accessed online at http://www.wawftraining.com

See E006 Payment Request and Receiving Report Submission Instructions (AUG 2006)

Payment information may be accessed using the DFAS website at http://www.dod.mil/dfas - click on “myInvoice”. Your contract number or invoice will be required to check status of your payment.

Contact your ACO for additional assistance with WAWF training, registration, and implementation.

**NOTE: PLEASE DO NOT ATTACH TECHNICAL REPORTS TO WAWF-RA DOCUMENTS. YOU MAY ATTACH FINANCIAL INFORMATION SUPPORTING YOUR VOUCHER OR DOCUMENTS SUPPORTING INSPECTION AND ACCEPTANCE.

Cost Type Version

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FA8650-09-C-6037

Section J, Attachment 3

PROTECTION OF HUMAN SUBJECTS

The Contractor shall comply with the provisions of the following directives/regulations:

(i) Title 32, Code of Federal Regulations, Part 219 (32 CFR 219), “Protection of Human Subjects” and;

(ii) DHHS Regulations, “Protection of Human Subjects” (45 CFR Part 46), effective 23 June 2005, Subparts A, B, C, & D; and,

(iii) DoD Directive 3216.02, “Protection of Human Subjects and Adherence to Ethical Standards in DoD Supported Research”, (certified current as of 24 April 2007); and,

(iv) Air Force Instruction 40-402, 5 May 2005, “Protection of Human Subjects in Biomedical and Behavioral Research” and,

(v) AFRL Instruction 40-402, 17 Oct 2008, “Protection of Human Subjects Research.”

Interaction with human research subjects shall not commence until approval from the Air Force IRB has been obtained. Interaction includes communication or interpersonal contact between investigator and subject for the purposes of conducting research.

If an exemption to the above is granted by the IRB, then the provisions above are no longer applicable, although standard ethical principles should still be adhered to. Investigators should refer to, and abide by, “The Belmont Report: Ethical Principles and Guidelines for the Protection of Human Subjects of Research,” 18 April 1979.

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